UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vasagatan 11, 7th Floor, SE-111 20

Box 70381,

SE-107 24, Stockholm, Sweden

(Address of principal executive offices, including zip code)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Autoliv, Inc. (the “Company”) held its 2013 Annual General Meeting of Stockholders on May 7, 2013 (the “2013 AGM”). At the 2013 AGM, a total of 91,912,587 shares were represented in person or by valid proxy and the Company’s stockholders took the following actions:

Election of Directors

Each of the nominated directors was re-elected to the Board of Directors of the Company (the “Board”) for a regular three-year term until the Annual General Meeting in 2016; the votes cast were as follows:

Mr. Robert Alspaugh: 83,031,768 votes for, 7,005,728 votes withheld and 1,875,091 broker non-votes.

Mr. Bo I. Andersson: 82,806,680 votes for, 7,230,816 votes withheld and 1,875,091 broker non-votes.

Dr. Wolfgang Ziebart: 83,238,143 votes for, 6,799,353 votes withheld and 1,875,091 broker non-votes.

Advisory Vote on Executive Compensation

Stockholders approved, on a non-binding, advisory basis, a resolution approving the compensation paid to the Company’s named executive officers for fiscal year 2012. The votes cast were as follows:

68,841,152 votes for, 14,450,177 votes against, 6,746,167 abstentions and 1,875,091 broker non-votes.

Ratification of Appointment of Independent Auditors

Stockholders of the Company also ratified the appointment of Ernst & Young AB as the Company’s independent registered public accounting firm for fiscal 2013. Votes cast were as follows:

84,888,100 votes for, 254,600 votes against, 6,769,887 abstentions and 0 broker non-votes.

The proposals presented at the 2013 AGM are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 25, 2013.

Item 8.01 Other Events.

Third Quarter Dividend

On May 7, 2013, the Company issued a press release announcing that the Board of Directors declared a quarterly dividend of 50 cents per share for the third quarter of 2013. The dividend will be payable on Thursday, September 5, 2013 to Company stockholders of record on the close of business on Wednesday, August 21, 2013. The ex-date when the shares will trade without the right to the dividend will be Monday, August 19, 2013.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated May 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 7, 2013

AUTOLIV, INC.

By:	/s/ Lars A. Sjöbring
Name:	Lars A. Sjöbring
Title:	Group Vice President – Legal Affairs General Counsel and Secretary